                                                   Report of Independent Accountants
                                                  on Applying Agreed-Upon Procedures

MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware 19801

         and

The Bank of New York
101 Barclay Street
New York, New York 10286

                                                  MBNA Credit Card Master Note Trust

We have performed the procedures  enumerated below,  which were agreed to by MBNA America Bank, N.A. ("MBNA") and The Bank of New York,
solely to assist you with  respect to the amounts set forth in the  monthly  exhibits of the MBNA Credit Card Master Note Trust  ("Note
Trust"),  prepared by MBNA  pursuant to  subsections  907 and 908 of the Indenture  dated as of May 24, 2001,  between MBNA Credit Card
Master Note Trust and The Bank of New York,  for the period May 24, 2001 through June 30, 2001.  This  engagement to apply  agreed-upon procedures  was performed in accordance  with standards  established by the American  Institute of Certified  Public  Accountants.  The
sufficiency of the procedures is solely the  responsibility of MBNA and The Bank of New York.  Consequently,  we make no representation regarding the  sufficiency  of the  procedures  described  below either for the purpose for which this report has been requested or for any other purpose.

Our procedures  were as follows:  We compared the amounts set forth in the monthly  exhibits of the Note Trust prepared by MBNA for the period May 24, 2001 through June 30, 2001 with reports  prepared by MBNA's bank card  processor or MBNA,  which were the source of such amounts.  The specific  monthly  exhibits  subject to these  procedures  included the  following:  Exhibit A of the Indenture  (Payment
Instruction),  Exhibit B of the Indenture (Monthly Noteholders' Statement),  Exhibit B of the Indenture Supplement (MBNAseries Schedule
to Payment Instructions), and Exhibit C of the Indenture Supplement (MBNAseries Schedule to Monthly Noteholders' Statement).

As a result of the  procedures  performed  we noted that in all  instances  the amounts  set forth in the monthly  exhibits of the Note
Trust  prepared by MBNA for the period May 24, 2001 through June 30, 2001 were in agreement  with reports  prepared by MBNA's bank card processor or MBNA.

We were not engaged to, and did not,  perform an  examination,  the  objective  of which would be the  expression  of an opinion on the amounts set forth in the monthly  exhibits of the Note Trust prepared by MBNA pursuant to  subsections  907 and 908 of the Indenture or on the reports  prepared by MBNA's bank card  processor  or MBNA.  Accordingly,  we do not express  such an opinion.  Had we  performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended  solely for the use of the specified  users listed above and should not be used by those who have not agreed to the procedures and taken responsibility for the sufficiency of the procedures for their purposes.

                                                     [GRAPHIC OMITTED][GRAPHIC OMITTED]

August 15, 2001

                             Report of Management on Credit Card and Consumer Loan Trust Internal Control
                                       and Pooling and Servicing Agreement/Indenture Compliance

Trust Internal Control
MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's credit card and consumer loan trusts, listed in
Appendix I (the "Trusts" or individually "Trust").  These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing
Agreements, Pooling and Servicing Agreement Supplements, Indenture and MBNASeries Indenture Supplement (together the "Agreements") as specified in Appendix I, between MBNA as Seller/Transferor and Servicer and the applicable Trustee (specific Agreements and Trustees are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

There are inherent limitations in any control including the possibility of human error and circumvention or overriding of the control.  Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls.  Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

o        Funds collected are remitted to the Trustee in accordance with the Agreements.

o        Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

o        Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

o        The additions of accounts to the Trusts are authorized in accordance with the Agreements.

o        The removals of accounts from the Trusts are authorized in accordance with the Agreements.

August 15, 2001

Trust Internal Control (continued)
o        Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

o        Monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

o        Monthly Trust reports generated in the form of "Exhibits" contain all information required by the Agreements.

The Company has assessed its controls over the functions performed as servicer of the Trusts in relation to these criteria. Based upon this assessment, the Company believes that, as of June 30, 2001, its controls over the functions performed as servicer of the
Trusts are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
The Company is responsible for complying with the covenants and conditions of the Agreements listed in Appendix I to this report.
The Company assessed its compliance with the relevant covenants and conditions identified in Appendix I for each of the Agreements.
Based upon this assessment, MBNA was in material compliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during  the periods specified in Appendix I.  In addition, the Company did not identify any instances of material non-compliance in performing the assessment.

August 15, 2001

                                            MBNA America Bank, N.A. by:

                                            /s/ M. Scot Kaufman
                                            M. Scot Kaufman
                                            Executive Vice Chairman

                                            /s/ Kenneth A. Vecchione
                                            Kenneth A. Vecchione
                                            Vice Chairman and Chief Financial Officer

                                            /s/ Thomas D. Wren
                                            Thomas D. Wren
                                            Senior Executive Vice President and
                                            Treasurer

                                            /s/ Victor P. Manning
                                            Victor P. Manning
                                            Senior Executive Vice President and
                                            Chief Accounting Officer

                                            /s/ Douglas O. Hart
                                            Douglas O. Hart
                                            Senior Executive Vice President

                                                                                        PSA               SERVICING
                                                                       PSA              SUPPL.            COMPLIANCE
PSA COVENANTS
                           TRUST          TRUSTEE                      DATE             DATE              PERIOD           AND
                                                              CONDITIONS
MBNA Master Credit Card Trust II Series 1994-C                         Bank of New York   8/4/94*         10/26/94*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1994-E                         Bank of New York   8/4/94*         12/15/94*
7/1/00 - 6/30/01                          (b)
MBNA Master Credit Card Trust II Series 1995-A                         Bank of New York   8/4/94*         3/22/95*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1995-C                         Bank of New York   8/4/94*         6/29/95*
7/1/00 - 6/30/01                          (c)
MBNA Master Credit Card Trust II Series 1995-D                         Bank of New York   8/4/94*         6/29/95*
7/1/00 - 7/17/00                          (c)
MBNA Master Credit Card Trust II Series 1995-E                         Bank of New York   8/4/94*         8/2/95*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1995-F                         Bank of New York   8/4/94*         8/30/95*
7/1/00 - 9/15/00                          (d)
MBNA Master Credit Card Trust II Series 1995-G                         Bank of New York   8/4/94*         9/27/95*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1995-I                         Bank of New York   8/4/94*         10/26/95*
7/1/00 - 11/15/00                         (a)
MBNA Master Credit Card Trust II Series 1995-J                         Bank of New York   8/4/94*         11/21/95*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-A                         Bank of New York   8/4/94*         2/28/96*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-B                         Bank of New York   8/4/94*         3/26/96
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-C                         Bank of New York   8/4/94*         3/27/96
7/1/00 - 4/16/01                          (a)
MBNA Master Credit Card Trust II Series 1996-D                         Bank of New York   8/4/94*         5/1/96
7/1/00 - 5/15/01                          (a)
MBNA Master Credit Card Trust II Series 1996-E                         Bank of New York   8/4/94*         5/21/96
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-F                         Bank of New York   8/4/94*         6/25/96*
7/1/00 - 6/30/01                          (e)
MBNA Master Credit Card Trust II Series 1996-G                         Bank of New York   8/4/94*         7/17/96
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-H                         Bank of New York   8/4/94*         8/14/96
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1996-I                         Bank of New York   8/4/94*         9/25/96
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1996-J                         Bank of New York   8/4/94*         9/19/96
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-K                         Bank of New York   8/4/94*         10/24/96
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-M                         Bank of New York   8/4/94*         11/26/96
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1997-B                         Bank of New York   8/4/94*         2/27/97
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1997-C                         Bank of New York   8/4/94*         3/26/97
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1997-D                         Bank of New York   8/4/94*         5/22/97
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1997-E                         Bank of New York   8/4/94*         5/8/97
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1997-F                         Bank of New York   8/4/94*         6/18/97
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1997-G                         Bank of New York   8/4/94*         6/18/97
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1997-H                         Bank of New York   8/4/94*         8/6/97
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1997-I                         Bank of New York   8/4/94*         8/26/97
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1997-J                         Bank of New York   8/4/94*         9/10/97
7/1/00 - 6/30/01                          (a)
MBNA Master Consumer Loan Trust Series 1997-1                          Bankers Trust Company              9/24/97*
9/24/97                                   7/1/00 - 6/30/01             (k)
MBNA Master Credit Card Trust II Series 1997-K                         Bank of New York   8/4/94*         10/22/97
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1997-L                         Bank of New York   8/4/94*         11/13/97
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1997-M                         Bank of New York   8/4/94*         11/6/97
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1997-N                         Bank of New York   8/4/94*         12/9/97
7/1/00 - 11/15/00                         (f)
MBNA Master Credit Card Trust II Series 1997-O                         Bank of New York   8/4/94*         12/23/97
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-A                         Bank of New York   8/4/94*         3/18/98
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-B                         Bank of New York   8/4/94*         4/14/98
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1998-C                         Bank of New York   8/4/94*         6/24/98
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-D                         Bank of New York   8/4/94*         7/30/98
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1998-E                         Bank of New York   8/4/94*         8/11/98
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1998-F                         Bank of New York   8/4/94*         8/26/98
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1998-G                         Bank of New York   8/4/94*         9/10/98
7/1/00 - 6/30/01                          (a)

                                                                                        PSA               SERVICING
                                                                       PSA              SUPPL.            COMPLIANCE
PSA COVENANTS
         TRUST                              TRUSTEE           DATE              DATE             PERIOD            AND CONDITIONS
MBNA Master Credit Card Trust II Series 1998-H                         Bank of New York   8/4/94*         9/29/98
7/1/00 - 3/15/01                          (e)
MBNA Master Credit Card Trust II Series 1998-I                         Bank of New York   8/4/94*         10/22/98
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-J                         Bank of New York   8/4/94*         10/29/98
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-K                         Bank of New York   8/4/94*         11/24/98
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-L                         Bank of New York   8/4/94*         12/22/98
7/1/00 - 3/15/01                          (e)
MBNA Master Credit Card Trust II Series 1999-A                         Bank of New York   8/4/94*         3/25/99
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1999-B                         Bank of New York   8/4/94*         3/26/99
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1999-C                         Bank of New York   8/4/94*         5/18/99
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1999-D                         Bank of New York   8/4/94*         6/3/99
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1999-E                         Bank of New York   8/4/94*         7/7/99
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1999-F                         Bank of New York   8/4/94*         8/3/99
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1999-G                         Bank of New York   8/4/94*         7/29/99
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1999-H                         Bank of New York   8/4/94*         8/18/99
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1999-I                         Bank of New York   8/4/94*         9/8/99
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1999-J                         Bank of New York   8/4/94*         9/23/99
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1999-K                         Bank of New York   8/4/94*         10/27/99
7/1/00 - 6/30/01                          (i)
MBNA Master Credit Card Trust II Series 1999-L                         Bank of New York   8/4/94*         11/5/99
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1999-M                         Bank of New York   8/4/94*         12/1/99
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 2000-A                         Bank of New York   8/4/94*         3/8/00
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 2000-B                         Bank of New York   8/4/94*         3/28/00
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 2000-Z                         Bank of New York   8/4/94*         3/30/00
7/1/00 - 6/30/01                          (j)
MBNA Master Credit Card Trust II Series 2000-C                         Bank of New York   8/4/94*         4/13/00
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 2000-D                         Bank of New York   8/4/94*         5/11/00
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 2000-E                         Bank of New York   8/4/94*         6/1/00
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 2000-F                         Bank of New York   8/4/94*         6/23/00
7/1/00 - 6/30/01                          (f)
MBNA Master Consumer Loan Trust Series 2000-1                          Bankers Trust Company              9/24/97*
6/29/00                                   7/1/00 - 6/30/01             (l)
MBNA Master Credit Card Trust II Series 2000-G                         Bank of New York   8/4/94*         7/20/00
7/20/00 - 6/30/01                         (f)
MBNA Master Consumer Loan Trust Series 2000-2                          Bankers Trust Company              9/24/97*
7/26/00                                   7/26/00 - 6/30/01            (l)
MBNA Master Credit Card Trust II Series 2000-H                         Bank of New York   8/4/94*         8/23/00
8/23/00 - 6/30/01                         (f)
MBNA Master Credit Card Trust II Series 2000-I                         Bank of New York   8/4/94*         9/8/00
9/8/00 - 6/30/01                          (m)
MBNA Triple A Master Trust Series 2000-1  Bank of New York             8/4/94*            9/28/00         9/28/00 - 6/30/01
(n)
MBNA Triple A Master Trust Series 2000-2  Bank of New York             8/4/94*            9/28/00         9/28/00 - 6/30/01
(n)
MBNA Master Credit Card Trust II Series 2000-J                         Bank of New York   8/4/94*         10/12/00
10/12/00 - 6/30/01                        (o)
MBNA Master Credit Card Trust II Series 2000-K                         Bank of New York   8/4/94*         11/21/00
11/21/00 - 6/30/01                        (f)
MBNA Master Credit Card Trust II Series 2000-L                         Bank of New York   8/4/94*         12/13/00
12/13/00 - 6/30/01                        (m)
MBNA Master Credit Card Trust II Series 2001-A                         Bank of New York   8/4/94*         2/20/01
2/20/01 - 6/30/01                         (a)
MBNA Master Credit Card Trust II Series 2001-B                         Bank of New York   8/4/94*         3/8/01
3/8/01 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 2001-C                         Bank of New York   8/4/94*         4/25/01
4/25/01 - 6/30/01                         (g)
MBNA Master Credit Card Trust II Series 2001-D                         Bank of New York   8/4/94*         5/24/01
5/24/01 - 6/30/01                         (p)

* - Indicates agreement was amended

PSA and PSA Supplement Covenants and Conditions

(a) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 5.02(a), 9(b), 9(c).

(b) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.19(a), 4.19(b),
5.02(a), 9(b), 9(c).

(b) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.13, 5.02(a), 10(b), 10(c).

(c) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.11, 4.12, 4.13, 4.14, 4.16(a), 4.17(a), 4.20(a), 4.20(f),
4.21(a), 5.02(a), 9(b), 9(c).

(d) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 4.18(b),
5.02(a), 9(b), 9(c).

(e) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 5.02, 10(b), 10(c).

(f) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), 9(b),
9(c).

(g) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a),
10(b), 10(c).

(h) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a),
4.19(f), 4.20(a), 5.02(a), 9(b), 9(c).

(i) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 5.03(a), 9(b), 9(c).

(j) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 5.02(a), 10(b), 10(c).

(k) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
      PSA Supplement Sections - 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.19(a), 4.19(b), 5.01, 5.02(a), 10(b),
10(d).

(l) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
      PSA Supplement Sections - 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17, 4.19(a), 4.19(b), 5.01,
5.02(a), 10(b), 10(d).

(m) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a)
and (g), 4.20(a), 5.02(a), 9(c), 9(d).

(n) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 5.02, 10(c), 10(d).

(o) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18,
4.19(a), 5.02(a), 9(c), 9(d).

(p) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.09, 5.02, 7(c).

                                                   Report of Independent Accountants

MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

       and

The Bank of New York
101 Barclay Street

                                                   MBNA Master Credit Card Trust II

We have examined  management's  assertion that MBNA America Bank,  N.A.  ("MBNA" or "the Company"),  a wholly owned  subsidiary of MBNA
Corporation,  was in material compliance with the covenants and conditions of sections 2.05(e),  2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05,
3.06(b),  4.02(a) and 4.03(a),  (c) and (d) of the Pooling and Servicing  Agreement  dated as of August 4, 1994, as amended (the "PSA")
and the  sections  specified  in  Attachment  A of the  applicable  Series'  Pooling  and  Servicing  Agreement  Supplement  (the  "PSA
Supplement"),  between MBNA and The Bank of New York,  during the compliance  periods  specified in Attachment A. In addition,  we have examined  management's  assertion that MBNA was in material  compliance with the covenants and conditions of sections  310(a),  402(a),
701(a) and (b), 907,  908(a) and 1201 of the MBNA Credit Card Master Note Trust  Indenture  dated as of May 24, 2000 (the  "Indenture")
and sections  2.02(i)-(iv),  3.16 and 4.01(a) of the MBNA Credit Card Master Note Trust MBNAseries  Indenture  Supplement dated May 24,
2001 (the "Indenture Supplement" together with the PSA, PSA Supplement and Indenture,  the "Agreements"),  between the MBNA Credit Card
Master Note Trust and The Bank of New York, during the compliance periods specified in Attachment A.

New York, New York  10286
These assertions are included in the accompanying  report by management titled,  "Report of Management on Credit Card and Consumer Loan
Trust  Internal  Control and Pooling and Servicing  Agreement/Indenture  Compliance"  (the  "Report").  Management is  responsible  for
MBNA's compliance with those requirements.  Our responsibility is to express an opinion on management's  assertions about the Company's compliance based on our examination.

Our  examination was made in accordance  with standards  established by the American  Institute of Certified  Public  Accountants  and,
accordingly,  included examining,  on a test basis,  evidence about MBNA's compliance with those requirements and performing such other procedures  as we  considered  necessary in the  circumstances.  We believe that our  examination  provides a reasonable  basis for our opinion.  Our examination does not provide a legal determination of MBNA's compliance with specified requirements.

In our opinion,  management's  assertions  that MBNA was in material  compliance  with the covenants and conditions of the  Agreements, referred to above, during the compliance periods specified in Attachment A, are fairly stated, in all material respects.

This  report is intended  solely for the  information  and use of the  management  of MBNA and The Bank of New York,  as Trustee of the
Master Trust and Indenture  Trustee of the Note Trust,  and is not intended and should not be used by anyone other than these specified parties and anyone who is  authorized  to receive such  information  as specified in the  Agreements  or in the  applicable  Series' or
MBNAseries  Notes'  Underwriting/Subscription/Purchase  Agreement,  as specified in Attachment  A. However,  this report is a matter of public  record as a result of being  included  as an  exhibit to the annual  reports on Form 10-K  prepared  by MBNA and filed with the
Securities  and Exchange  Commission  on behalf of both the MBNA Master Credit Card Trust II and the MBNA Credit Card Master Note Trust
and its distribution is not limited.

                                                     [GRAPHIC OMITTED][GRAPHIC OMITTED]

August 15, 2001

                                                                 2

Attachment A

                    Pooling and Servicing            PSA                                                                                                   Date of Underwriting/
                          Agreement              Supplement                                                                                                Subscription/Purchase
    Series             Supplement Date            Sections                   Compliance Period                     Lead Underwriter/Purchaser                     Agreement
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   1994-C           October 26, 1994, as             (a)         July 1, 2000 - June 30, 2001                 Merrill Lynch & Co.                      October 19, 1994
                           amended

   1994-E           December 15, 1994, as            (b)         July 1, 2000 - June 30, 2001                 (1)                                      December 15, 1994
                           amended

   1995-A        March 22, 1995, as amended          (a)         July 1, 2000 - June 30, 2001                 Merrill Lynch & Co.                      March 15, 1995

   1995-C         June 29, 1995, as amended          (c)         July 1, 2000 - June 30, 2001                 Lehman Brothers                          June 22, 1995

   1995-D         June 29, 1995, as amended          (c)         July 1, 2000 - July 17, 2000                 Lehman Brothers                          June 22, 1995

   1995-E        August 2, 1995, as amended          (a)         July 1, 2000 - June 30, 2001                 Credit Suisse First Boston               July 26, 1995

   1995-F        August 30, 1995, as amended         (d)         July 1, 2000 - September 15, 2000            J.P. Morgan & Co.                        August 16, 1995

   1995-G          September 27, 1995, as            (a)         July 1, 2000 - June 30, 2001                 Lehman Brothers                          September 22, 1995
                           amended

                                                                              Attachment A (continued)

                    Pooling and Servicing            PSA                                                                                               Date of Underwriting/
                          Agreement              Supplement                                                                                            Subscription/Purchase
    Series             Supplement Date            Sections                   Compliance Period                     Lead Underwriter/Purchaser                     Agreement
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   1995-I           October 26, 1995, as             (a)         July 1, 2000 - November 15, 2000             Merrill Lynch & Co.                      October 19, 1995
                           amended

   1995-J           November 21, 1995, as            (a)         July 1, 2000 - June 30, 2001                 J. P. Morgan & Co.                       November 14, 1995
                           amended

   1996-A           February 28, 1996, as            (a)         July 1, 2000 - June 30, 2001                 Goldman, Sachs & Co.                     February 21, 1996
                           amended

   1996-B              March 26, 1996                (a)         July 1, 2000 - June 30, 2001                 Lehman Brothers                          March 18, 1996

   1996-C              March 27, 1996                (a)         July 1, 2000 - April 16, 2001                Merrill Lynch & Co.                      March 20, 1996

   1996-D                May 1, 1996                 (a)         July 1, 2000 -  May 15, 2001                 Merrill Lynch & Co.                      April 24, 1996

   1996-E               May 21, 1996                 (a)         July 1, 2000 - June 30, 2001                 J.P. Morgan & Co.                        May 13, 1996

   1996-F         June 25, 1996, as amended          (e)         July 1, 2000 - June 30, 2001                 (1)                                      June 25, 1996

   1996-G               July 17, 1996                (a)         July 1, 2000 - June 30, 2001                 Lehman Brothers                          July 10, 1996

   1996-H              August 14, 1996               (f)         July 1, 2000 - June 30, 2001                 Goldman, Sachs & Co.                     August 7,1996

                                                                              Attachment A (continued)

                    Pooling and Servicing            PSA                                                                                               Date of Underwriting/
                          Agreement              Supplement                                                                                            Subscription/Purchase
    Series             Supplement Date            Sections                   Compliance Period                     Lead Underwriter/Purchaser                     Agreement
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   1996-I            September 25, 1996              (g)         July 1, 2000 - June 30, 2001                 Class A:  Merrill Lynch Bank AG          September 23,1996

   1996-J            September 19, 1996              (a)         July 1, 2000 - June 30, 2001                 J.P. Morgan & Co.                        September 12, 1996

   1996-K             October 24, 1996               (a)         July 1, 2000 - June 30, 2001                 Goldman, Sachs & Co.                     October 18, 1996

   1996-M             November 26, 1996              (f)         July 1, 2000 - June 30, 2001                 Credit Suisse First Boston               November 19, 1996

   1997-B             February 27, 1997              (a)         July 1, 2000 - June 30, 2001                 Lehman Brothers                          February 20, 1997

   1997-C              March 26, 1997                (a)         July 1, 2000 - June 30, 2001                 Merrill Lynch & Co.                      March 19, 1997

   1997-D               May 22, 1997                 (g)         July 1, 1999 - June 30, 2000                 Class A: Morgan Stanley & Co.            Class A: April 24, 1997
                                                                                                              International Limited, Class B:  Morgan  Class B: April 29, 1997
                                                                                                              Stanley & Co. Incorporated, Class C:     Class C: May 2, 1997
                                                                                                              Lehman Brothers Inc.

   1997-E                May 8, 1997                 (f)         July 1, 2000 - June 30, 2001                 J.P. Morgan & Co.                        April 24, 1997

   1997-F               June 18, 1997                (h)         July 1, 2000 - June 30, 2001                 Lehman Brothers                          June 11, 1997

   1997-G               June 18, 1997                (a)         July 1, 2000 - June 30, 2001                 (1)                                      June 16, 1997

                                                                              Attachment A (continued)

                    Pooling and Servicing            PSA                                                                                               Date of Underwriting/
                          Agreement              Supplement                                                                                            Subscription/Purchase
    Series             Supplement Date            Sections                   Compliance Period                     Lead Underwriter/Purchaser                     Agreement
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   1997-H              August 6, 1997                (g)         July 1, 1999 - June 30, 2000                 Class A: J.P. Morgan and CIE, S.A.,      Class A: July 9, 1997
                                                                                                              Class B and C: J.P. Morgan Securities    Class B: July 9, 1997
                                                                                                              Inc.                                     Class C: July 15, 1997

   1997-I              August 26, 1997               (h)         July 1, 2000 - June 30, 2001                 Goldman, Sachs & Co.                     August 12, 1997

   1997-J            September 10, 1997              (a)         July 1, 2000 - June 30, 2001                 Lehman Brothers                          September 4, 1997

   1997-K             October 22, 1997               (a)         July 1, 2000 - June 30, 2001                 Credit Suisse First Boston               October 9, 1997

   1997-L             November 13, 1997              (g)         July 1, 2000 - June 30, 2001                 Class A: Merrill Lynch Finance           October 15, 1997
                                                                                                              S.A., Class B: Merrill Lynch, Pierce,
                                                                                                              Fenner & Smith Incorporated

   1997-M             November 6, 1997               (f)         July 1, 2000 - June 30, 2001                 Salomon Brothers Inc                     October 28, 1997

   1997-N             December 9, 1997               (f)         July 1, 2000 - June 30, 2001                 Merrill Lynch & Co.                      November 19, 1997

   1997-O             December 23, 1997              (a)         July 1, 2000 - June 30, 2001                 (1)                                      December 11, 1997

   1998-A              March 18, 1998                (a)         July 1, 2000 - June 30, 2001                 J.P. Morgan & Co.                        March 3, 1998

   1998-B              April 14 , 1998               (g)         July 1, 2000 - June 30, 2001                 Class A: Merrill Lynch International     March 17, 1998

                                                                              Attachment A (continued)

                    Pooling and Servicing            PSA                                                                                               Date of Underwriting/
                          Agreement              Supplement                                                                                            Subscription/Purchase
    Series             Supplement Date            Sections                   Compliance Period                     Lead Underwriter/Purchaser                     Agreement
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   1998-C               June 24, 1998                (a)         July 1, 2000 - June 30, 2001                 Salomon Brothers Inc                     June 10, 1998

   1998-D               July 30, 1998                (h)         July 1, 2000 - June 30, 2001                 Credit Suisse First Boston               July 22, 1998

   1998-E              August 11, 1998               (f)         July 1, 2000 - June 30, 2001                 Lehman Brothers                          July 29, 1998

   1998-F              August 26, 1998               (f)         July 1, 2000 - June 30, 2001                 Merrill Lynch & Co.                      August 12, 1998

   1998-G            September 10, 1998              (a)         July 1, 2000 - June 30, 2001                 Credit Suisse First Boston               September 3, 1998

   1998-H            September 29, 1998              (e)         July 1, 2000 - March 15, 2001                (1)                                      September 29, 1998

   1998-I             October 22, 1998               (a)         July 1, 2000 - June 30, 2001                 Salomon Smith Barney                     October 16, 1998

   1998-J             October 29, 1998               (a)         July 1, 2000 - June 30, 2001                 Goldman, Sachs & Co.                     October 22, 1998
                                                                                                              Credit Suisse First Boston

   1998-K             November 24, 1998              (a)         July 1, 2000 - June 30, 2001                 (1)                                      November 16, 1998

   1998-L             December 22, 1998              (e)         July 1, 2000 - March 15, 2001                (1)                                      December 22, 1998

   1999-A              March 25, 1999                (a)         July 1, 2000 - June 30, 2001                 Bear, Stearns & Co. Inc.                 March 3, 1999

   1999-B              March 26, 1999                (h)         July 1, 2000 - June 30, 2001                 Lehman Brothers                          March  18, 1999

                                                                              Attachment A (continued)

                    Pooling and Servicing            PSA                                                                                               Date of Underwriting/
                          Agreement              Supplement                                                                                            Subscription/Purchase
    Series             Supplement Date            Sections                   Compliance Period                     Lead Underwriter/Purchaser                     Agreement
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   1999-C               May 18, 1999                 (g)         July 1, 2000 - June 30, 2001                 Class A: Credit Suisse First Boston      April 28, 1999
                                                                                                              (Europe) Limited, Class B:  Credit
                                                                                                              Suisse First Boston Corporation

   1999-D               June 3, 1999                 (a)         July 1, 2000 - June 30, 2001                 Salomon Smith Barney                     May 20, 1999

   1999-E               July 7, 1999                 (a)         July 1, 2000 - June 30, 2001                 Merrill Lynch & Co.                      June 23, 1999

   1999-F              August 3, 1999                (g)         July 1, 2000 - June 30, 2001                 Class A: Morgan Stanley & Co.            Class A: July 13, 1999
                                                                                                              International Limited, Class B: Morgan   Class B: July 15, 1999
                                                                                                              Stanley & Co. Incorporated

   1999-G               July 29, 1999                (h)         July 1, 2000 - June 30, 2001                 Credit Suisse First Boston               July 20, 1999

   1999-H              August 18, 1999               (f)         July 1, 2000 - June 30, 2001                 Merrill Lynch & Co.                      August 4, 1999
                                                                                                              J.P. Morgan & Co.

   1999-I             September 8, 1999              (h)         July 1, 2000 - June 30, 2001                 Credit Suisse First Boston               August 26, 1999

   1999-J            September 23, 1999              (h)         July 1, 2000 - June 30, 2001                 Goldman, Sachs & Co.                     September 14, 1999

   1999-K             October 27, 1999               (i)         July 1, 2000 - June 30, 2001                 (1)                                      October 20, 1999

   1999-L             November 5, 1999               (a)         July 1, 2000 - June 30, 2001                 Salomon Smith Barney                     October 27, 1999

                                                                              Attachment A (continued)

                    Pooling and Servicing            PSA                                                                                               Date of Underwriting/
                          Agreement              Supplement                                                                                            Subscription/Purchase
    Series             Supplement Date            Sections                   Compliance Period                     Lead Underwriter/Purchaser                     Agreement
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   1999-M             December 1, 1999               (h)         July 1, 2000 - June 30, 2001                 Lehman Brothers                          November 17, 1999

   2000-A               March 8, 2000                (h)         July 1, 2000 - June 30, 2001                 J. P. Morgan & Co.                       February 23, 2000

   2000-B              March 28, 2000                (a)         July 1, 2000 - June 30, 2001                 Chase Securities Inc.                    March 14, 2000

   2000-C              April 13, 2000                (a)         July 1, 2000 - June 30, 2001                 Lehman Brothers                          March 28, 2000

   2000-D               May 11, 2000                 (a)         July 1, 2000 - June 30, 2001                 Salomon Smith Barney                     May 3, 2000

   2000-E               June 1, 2000                 (h)         July 1, 2000 - June 30, 2001                 Deutsche Banc Alex. Brown                May 23, 2000

   2000-F               June 23, 2000                (f)         July 1, 2000 - June 30, 2001                 Lehman Brothers                          June 8, 2000

   2000-G               July 20, 2000                (f)         July 20, 2000 - June 30, 2001                Merrill Lynch & Co.                      July 11, 2000

   2000-H              August 23, 2000               (a)         August 23, 2000 - June 30, 2001              Merrill Lynch & Co.                      August 1, 2000

   2000-I             September 8, 2000              (k)         September 8, 2000 - June 30, 2001            Deutsche Banc Alex. Brown                August 24, 2000

   2000-J             October 12, 2000               (l)         October 12, 2000 - June 30, 2001             (1)                                      September 22, 2000
                                                                                                                                                          (Class A)
                                                                                                                                                       September 21, 2000
                                                                                                                                                         (Class B)

                                                                              Attachment A (continued)

                    Pooling and Servicing            PSA                                                                                               Date of Underwriting/
                          Agreement              Supplement                                                                                            Subscription/Purchase
    Series             Supplement Date            Sections                   Compliance Period                     Lead Underwriter/Purchaser                     Agreement
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   2000-K             November 21, 2000              (f)         November 21, 2001 - June 30, 2001            Chase Securities Inc.                    November 7, 2000

   2000-L             December 13, 2000              (k)         December 13, 2000 - June 30, 2001            Salomon Smith Barney                     December 15, 2000

   2000-Z              March 30, 2000                (j)         July 1, 2000 - June 30, 2001                 (1)                                      March 30, 2000

   2001-A             February 20, 2001              (a)         February 20, 2001 - June 30, 2001            Deutsche Banc Alex. Brown                January 30, 3001

   2001-B               March 8, 2001                (a)         March 8, 2001 - June 30, 2001               Credit Suisse First Boston                February 22, 2001

   2001-C              April 25, 2001                (g)         April 25, 2001 - June 30, 2001               (1)                                      April 6, 2001

   2001-D               May 24, 2001                 (m)         May 24, 2001 - June 30, 2001                 (2)                                        (2)

                                           Indenture and
            MBNA Credit Card                 Indenture            Terms
            Master Note Trust               Supplement           Document
                  Notes                        Date                Date                    Compliance Period          Lead Underwriter
--------------------------------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------------------------

   MBNAseries Class B (2001-1)             May 24, 2001        May 24, 2001      May 24, 2001 - June 30, 2001                    Lehman Brothers

   MBNAseries Class C (2001-1)             May 24, 2001        May 24, 2001      May 24, 2001 - June 30, 2001                    Lehman Brothers

   MBNAseries Class A (2001-1)             May 24, 2001        May 31, 2001      May 31, 2001 - June 30, 2001                    Lehman Brothers

                                                                              Attachment A (continued)

Legend:

(a)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)
(b)      PSA Supplement Sections 3(c), 4.05 through 4.11, 4.13, 5.02(a) and 10(c) and (d)
(c)      PSA Supplement Sections 3(b), 4.05 through 4.09, 4.11 through 4.14, 4.16(a), 4.17(a), 4.20(a) and (g), 4.21(a), 5.02(a) and
         9(c) and (d)
(d)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a) and (c), 5.02(a) and 9(c) and (d)
(e)      PSA Supplement Sections 3(b), 4.05 through 4.13, 5.02 and 10(c) and (d)
(f)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a) and 9(c) and (d)
(g)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a) and 10(c) and (d)
(h)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a) and (g), 4.20(a), 5.02(a) and 9(c) and
         (d)
(i)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.03(a) and 9(c) and (d)
(j)      PSA Supplement Sections 3(b), 4.05 through 4.13, 5.02(a) and 10(c) and (d)
(k)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a) and (g), 4.20(a), 5.02(a) and 9(c)
         and (d)
(l)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a), 5.02(a) and 9(c) and (d)
(m)      PSA Supplement Sections 3(b), 4.05 through 4.07, 4.09, 5.02 and 7(c)

(1)      Applicable Series was privately placed; therefore the identity of the Purchaser is not disclosed herein.
(2)      Series  2001-D is the primary asset of the  MBNA Credit Card Master Note Trust and represents an undivided interest in the
         MBNA Credit Card Master Note Trust.  Such series does not have an Underwriter/Purchaser, nor an
         Underwriting/Subscription/Purchasing Agreement associated with it.

August 15, 2001

Ernst & Young LLP
One North Charles
Baltimore, Maryland  21201

In connection with your attestation engagements relating to our assertions on (1) the effectiveness of controls over the functions performed as servicer of MBNA's credit card and consumer loan trusts listed in Appendix I (the "Trusts") as of June 30, 2001, and (2)
compliance by MBNA with the covenants and conditions of certain sections, as specified in Appendix I,  of each Trusts' applicable
Pooling and Servicing Agreement, Pooling and Servicing Agreement Supplements, the Indenture and the MBNASeries Indenture Supplement
(together the "Agreements"), and in connection with your agreed upon procedures engagements relating to the amounts in the
"mathematical calculations" set forth in the monthly certificates or settlement reports prepared by MBNA pursuant to subsections
3.04(b) of the Pooling and Servicing Agreements, as applicable, for the periods specified in Appendix I, as well as (b) the amounts set forth in the monthly exhibits of the MBNA Credit Card Master Note Trust prepared by MBNA pursuant to subsections 907 and 908 of the Indenture for the period May 24, 2001 through June 30, 2001, we recognize that obtaining representations from us concerning the information contained in this letter is a significant procedure in enabling you to form an opinion about whether our assertions are
fairly stated in all material respects and in performing the specific agreed upon procedures.   Accordingly, we make the following
representations with respect to these engagements which are true to our knowledge.

Controls Over the Functions Performed as Servicer of the Trusts

We acknowledge that, as members of management, we are responsible for establishing and maintaining effective controls over the functions performed as servicer of the Trusts that provide reasonable assurance to management and the board of directors that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements and are recorded properly to permit the preparation of required financial reports.

Management has determined that the objectives of our controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

Ernst & Young LLP
August 15, 2001

o        Funds collected are remitted to the Trustee in accordance with the Agreements.

o        Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

o        Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

o        The additions of accounts to the Trusts are authorized in accordance with the Agreements.

o        The removals of accounts from the Trusts are authorized in accordance with the Agreements.

o        Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

o        Monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

o        Monthly Trust reports generated in the form of "Exhibits" contains all information required by the Agreements.

Management has performed an assessment of MBNA's controls over the functions performed as servicer of the Trusts in relation to these criteria.  Based upon this assessment, we believe that, as of June 30, 2001, the controls over the functions performed as servicer of the Trusts are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustee and are recorded properly to permit the preparation of the required financial reports.

The criteria against which we measured our assertion, as specified above, are sufficiently clear and comprehensive for a knowledgeable user of the report to be able to understand them.

We are not aware of any material instances of fraud or any other instances of fraud that, although not material, involve management or other employees who have a significant role in the controls over the functions performed as servicer of the Trusts.

Ernst & Young LLP
August 15, 2001

To our knowledge there are no significant deficiencies in the design or operation of the controls that could adversely affect MBNA's ability to safeguard Trust assets against loss, execute transactions in accordance with management's authority in conformity with the applicable Agreements and prepare the required financial reports.

We have made available to you all minutes (or summaries when minutes are not available) of meetings of the board of directors of MBNA
America Bank N.A., and its committees.

We have made available to you all reports of examination from regulatory agencies.  To our knowledge there were no situations of noncompliance with or deficiencies in controls communicated by any regulatory agencies which would preclude achievement of any of the criteria noted above.

No matters or occurrences, including those which may be communicated by regulatory agencies, have come to our attention up to the date of this letter that might significantly change or affect the controls over the functions performed as servicer of the Trusts, including any corrective actions taken (or that may be taken) by management regarding significant deficiencies.

Compliance with Covenants and Conditions of the Agreements

We acknowledge that we are responsible for complying with the covenants and conditions of the Agreements.  We are also responsible for establishing and maintaining an effective internal control over compliance with the covenants and conditions of the Agreements.
We have performed an evaluation of MBNA's compliance with the relevant covenants and conditions of the Agreements identified in
Appendix I for each of the Agreements, for the periods specified in Appendix I.  Our evaluation assumed the accuracy of reports prepared by MBNA's bank card processor and did not extend to the relevant aspects of MBNA's compliance that are the responsibility of the bank card processor.  Our evaluation indicated that MBNA was in material compliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during the periods specified in Appendix I.  No instances of material non-compliance were noted.

We have made available to your representatives all documentation related to compliance with the specified requirements of the
Agreements.

We have received no communications from internal auditors or other parties concerning possible non-compliance with the covenants and conditions of the Agreements including communications received between June 30, 2001 and the date of this letter.

To our knowledge there have been no instances of non-compliance between June 30, 2001 and the date of this letter.  To our knowledge, no events or transactions have occurred since June 30, 2001 or are pending that would have an effect on the compliance with the covenants and conditions of the Agreements identified in Appendix I at that date or for the periods specified in Appendix I.

Ernst & Young LLP
August 15, 2001

We are not aware of any instances of fraud involving management or employees who have significant roles in internal control over compliance, or other employees, with the covenants and conditions of the Agreements identified in Appendix I.

Agreed Upon Procedures Applied to Monthly Certificates or Settlement Reports

We acknowledge that, as members of management, we are responsible for preparing the monthly certificates pursuant to the applicable sections of the Agreements.

We have made available to your representatives all documentation related to the monthly certificates for the periods specified in
Appendix I.

We understand that your examinations were made, and your agreed upon procedures engagement was conducted, in accordance with standards established by the American Institute of Certified Public Accountants and were therefore, designed primarily for the purpose of expressing opinions on whether our assertions regarding (1) the effectiveness of the controls over the functions performed as servicer of the Trusts and (2) our compliance with the covenants and conditions of certain sections of the Agreements were fairly stated, in all material respects, based on the specified criteria.  We further understand that your tests of our records and other procedures were limited to those that you considered necessary for that purpose.  We understand that an agreed upon procedures engagement is substantially less in scope than an examination, the objective of which is the expression of an opinion on the amounts in the "mathematical calculations" set forth in the monthly certificates.  We also understand that the sufficiency of the procedures performed in your agreed upon procedures engagement is solely the responsibility of the specified users of the report.

Ernst & Young LLP
August 15, 2001

                                            MBNA America Bank, N.A. by:

                                            /s M. Scot Kaufman
                                            M. Scot Kaufman
                                            Executive Vice Chairman

                                            /s/ Kenneth A. Vecchione
                                            Kenneth A. Vecchione
                                            Vice Chairman and Chief Financial Officer

                                            /s/ Thomas D. Wren
                                            Thomas D. Wren
                                            Senior Executive Vice President and
                                            Treasurer

                                            /s/ Victor P. Manning
                                            Victor P. Manning
                                            Senior Executive Vice President and
                                            Chief Accounting Officer

                                            /s/ Douglas O. Hart
                                            Douglas O. Hart
                                            Senior Executive Vice President

                             Report of Management on Credit Card and Consumer Loan Trust Internal Control
                                       and Pooling and Servicing Agreement/Indenture Compliance

Trust Internal Control
MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's credit card and consumer loan trusts, listed in
Appendix I (the "Trusts" or individually "Trust").  These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing
Agreements, Pooling and Servicing Agreement Supplements, Indenture and MBNASeries Indenture Supplement (together the "Agreements") as specified in Appendix I, between MBNA as Seller/Transferor and Servicer and the applicable Trustee (specific Agreements and Trustees are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

There are inherent limitations in any control including the possibility of human error and circumvention or overriding of the control.  Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls.  Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

o        Funds collected are remitted to the Trustee in accordance with the Agreements.

o        Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

o        Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

o        The additions of accounts to the Trusts are authorized in accordance with the Agreements.

o        The removals of accounts from the Trusts are authorized in accordance with the Agreements.

August 15, 2001

Trust Internal Control (continued)
o        Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

o        Monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

o        Monthly Trust reports generated in the form of "Exhibits" contain all information required by the Agreements.

The Company has assessed its controls over the functions performed as servicer of the Trusts in relation to these criteria. Based upon this assessment, the Company believes that, as of June 30, 2001, its controls over the functions performed as servicer of the
Trusts are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
The Company is responsible for complying with the covenants and conditions of the Agreements listed in Appendix I to this report.
The Company assessed its compliance with the relevant covenants and conditions identified in Appendix I for each of the Agreements.
Based upon this assessment, MBNA was in material compliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during  the periods specified in Appendix I.  In addition, the Company did not identify any instances of material non-compliance in performing the assessment.

August 15, 2001

                                            MBNA America Bank, N.A. by:

                                            /s/ M. Scot Kaufman
                                            M. Scot Kaufman
                                            Executive Vice Chairman

                                            /s/ Kenneth A. Vecchione
                                            Kenneth A. Vecchione
                                            Vice Chairman and Chief Financial Officer

                                            /s/ Thomas D. Wren
                                            Thomas D. Wren
                                            Senior Executive Vice President and
                                            Treasurer

                                            /s/ Victor P. Manning
                                            Victor P. Manning
                                            Senior Executive Vice President and
                                            Chief Accounting Officer

                                            /s/ Douglas O. Hart
                                            Douglas O. Hart
                                            Senior Executive Vice President

                                                                                        PSA               SERVICING
                                                                       PSA              SUPPL.            COMPLIANCE
PSA COVENANTS
                           TRUST          TRUSTEE                      DATE             DATE              PERIOD           AND
                                                              CONDITIONS
MBNA Master Credit Card Trust II Series 1994-C                         Bank of New York   8/4/94*         10/26/94*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1994-E                         Bank of New York   8/4/94*         12/15/94*
7/1/00 - 6/30/01                          (b)
MBNA Master Credit Card Trust II Series 1995-A                         Bank of New York   8/4/94*         3/22/95*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1995-C                         Bank of New York   8/4/94*         6/29/95*
7/1/00 - 6/30/01                          (c)
MBNA Master Credit Card Trust II Series 1995-D                         Bank of New York   8/4/94*         6/29/95*
7/1/00 - 7/17/00                          (c)
MBNA Master Credit Card Trust II Series 1995-E                         Bank of New York   8/4/94*         8/2/95*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1995-F                         Bank of New York   8/4/94*         8/30/95*
7/1/00 - 9/15/00                          (d)
MBNA Master Credit Card Trust II Series 1995-G                         Bank of New York   8/4/94*         9/27/95*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1995-I                         Bank of New York   8/4/94*         10/26/95*
7/1/00 - 11/15/00                         (a)
MBNA Master Credit Card Trust II Series 1995-J                         Bank of New York   8/4/94*         11/21/95*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-A                         Bank of New York   8/4/94*         2/28/96*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-B                         Bank of New York   8/4/94*         3/26/96
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-C                         Bank of New York   8/4/94*         3/27/96
7/1/00 - 4/16/01                          (a)
MBNA Master Credit Card Trust II Series 1996-D                         Bank of New York   8/4/94*         5/1/96
7/1/00 - 5/15/01                          (a)
MBNA Master Credit Card Trust II Series 1996-E                         Bank of New York   8/4/94*         5/21/96
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-F                         Bank of New York   8/4/94*         6/25/96*
7/1/00 - 6/30/01                          (e)
MBNA Master Credit Card Trust II Series 1996-G                         Bank of New York   8/4/94*         7/17/96
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-H                         Bank of New York   8/4/94*         8/14/96
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1996-I                         Bank of New York   8/4/94*         9/25/96
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1996-J                         Bank of New York   8/4/94*         9/19/96
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-K                         Bank of New York   8/4/94*         10/24/96
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-M                         Bank of New York   8/4/94*         11/26/96
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1997-B                         Bank of New York   8/4/94*         2/27/97
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1997-C                         Bank of New York   8/4/94*         3/26/97
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1997-D                         Bank of New York   8/4/94*         5/22/97
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1997-E                         Bank of New York   8/4/94*         5/8/97
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1997-F                         Bank of New York   8/4/94*         6/18/97
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1997-G                         Bank of New York   8/4/94*         6/18/97
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1997-H                         Bank of New York   8/4/94*         8/6/97
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1997-I                         Bank of New York   8/4/94*         8/26/97
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1997-J                         Bank of New York   8/4/94*         9/10/97
7/1/00 - 6/30/01                          (a)
MBNA Master Consumer Loan Trust Series 1997-1                          Bankers Trust Company              9/24/97*
9/24/97                                   7/1/00 - 6/30/01             (k)
MBNA Master Credit Card Trust II Series 1997-K                         Bank of New York   8/4/94*         10/22/97
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1997-L                         Bank of New York   8/4/94*         11/13/97
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1997-M                         Bank of New York   8/4/94*         11/6/97
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1997-N                         Bank of New York   8/4/94*         12/9/97
7/1/00 - 11/15/00                         (f)
MBNA Master Credit Card Trust II Series 1997-O                         Bank of New York   8/4/94*         12/23/97
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-A                         Bank of New York   8/4/94*         3/18/98
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-B                         Bank of New York   8/4/94*         4/14/98
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1998-C                         Bank of New York   8/4/94*         6/24/98
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-D                         Bank of New York   8/4/94*         7/30/98
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1998-E                         Bank of New York   8/4/94*         8/11/98
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1998-F                         Bank of New York   8/4/94*         8/26/98
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1998-G                         Bank of New York   8/4/94*         9/10/98
7/1/00 - 6/30/01                          (a)

                                                                                        PSA               SERVICING
                                                                       PSA              SUPPL.            COMPLIANCE
PSA COVENANTS
         TRUST                              TRUSTEE           DATE              DATE             PERIOD            AND CONDITIONS
MBNA Master Credit Card Trust II Series 1998-H                         Bank of New York   8/4/94*         9/29/98
7/1/00 - 3/15/01                          (e)
MBNA Master Credit Card Trust II Series 1998-I                         Bank of New York   8/4/94*         10/22/98
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-J                         Bank of New York   8/4/94*         10/29/98
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-K                         Bank of New York   8/4/94*         11/24/98
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-L                         Bank of New York   8/4/94*         12/22/98
7/1/00 - 3/15/01                          (e)
MBNA Master Credit Card Trust II Series 1999-A                         Bank of New York   8/4/94*         3/25/99
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1999-B                         Bank of New York   8/4/94*         3/26/99
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1999-C                         Bank of New York   8/4/94*         5/18/99
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1999-D                         Bank of New York   8/4/94*         6/3/99
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1999-E                         Bank of New York   8/4/94*         7/7/99
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1999-F                         Bank of New York   8/4/94*         8/3/99
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1999-G                         Bank of New York   8/4/94*         7/29/99
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1999-H                         Bank of New York   8/4/94*         8/18/99
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1999-I                         Bank of New York   8/4/94*         9/8/99
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1999-J                         Bank of New York   8/4/94*         9/23/99
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1999-K                         Bank of New York   8/4/94*         10/27/99
7/1/00 - 6/30/01                          (i)
MBNA Master Credit Card Trust II Series 1999-L                         Bank of New York   8/4/94*         11/5/99
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1999-M                         Bank of New York   8/4/94*         12/1/99
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 2000-A                         Bank of New York   8/4/94*         3/8/00
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 2000-B                         Bank of New York   8/4/94*         3/28/00
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 2000-Z                         Bank of New York   8/4/94*         3/30/00
7/1/00 - 6/30/01                          (j)
MBNA Master Credit Card Trust II Series 2000-C                         Bank of New York   8/4/94*         4/13/00
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 2000-D                         Bank of New York   8/4/94*         5/11/00
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 2000-E                         Bank of New York   8/4/94*         6/1/00
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 2000-F                         Bank of New York   8/4/94*         6/23/00
7/1/00 - 6/30/01                          (f)
MBNA Master Consumer Loan Trust Series 2000-1                          Bankers Trust Company              9/24/97*
6/29/00                                   7/1/00 - 6/30/01             (l)
MBNA Master Credit Card Trust II Series 2000-G                         Bank of New York   8/4/94*         7/20/00
7/20/00 - 6/30/01                         (f)
MBNA Master Consumer Loan Trust Series 2000-2                          Bankers Trust Company              9/24/97*
7/26/00                                   7/26/00 - 6/30/01            (l)
MBNA Master Credit Card Trust II Series 2000-H                         Bank of New York   8/4/94*         8/23/00
8/23/00 - 6/30/01                         (f)
MBNA Master Credit Card Trust II Series 2000-I                         Bank of New York   8/4/94*         9/8/00
9/8/00 - 6/30/01                          (m)
MBNA Triple A Master Trust Series 2000-1  Bank of New York             8/4/94*            9/28/00         9/28/00 - 6/30/01
(n)
MBNA Triple A Master Trust Series 2000-2  Bank of New York             8/4/94*            9/28/00         9/28/00 - 6/30/01
(n)
MBNA Master Credit Card Trust II Series 2000-J                         Bank of New York   8/4/94*         10/12/00
10/12/00 - 6/30/01                        (o)
MBNA Master Credit Card Trust II Series 2000-K                         Bank of New York   8/4/94*         11/21/00
11/21/00 - 6/30/01                        (f)
MBNA Master Credit Card Trust II Series 2000-L                         Bank of New York   8/4/94*         12/13/00
12/13/00 - 6/30/01                        (m)
MBNA Master Credit Card Trust II Series 2001-A                         Bank of New York   8/4/94*         2/20/01
2/20/01 - 6/30/01                         (a)
MBNA Master Credit Card Trust II Series 2001-B                         Bank of New York   8/4/94*         3/8/01
3/8/01 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 2001-C                         Bank of New York   8/4/94*         4/25/01
4/25/01 - 6/30/01                         (g)
MBNA Master Credit Card Trust II Series 2001-D                         Bank of New York   8/4/94*         5/24/01
5/24/01 - 6/30/01                         (p)

* - Indicates agreement was amended

PSA and PSA Supplement Covenants and Conditions

(a) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 5.02(a), 9(b), 9(c).

(b) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.19(a), 4.19(b),
5.02(a), 9(b), 9(c).

(b) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.13, 5.02(a), 10(b), 10(c).

(c) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.11, 4.12, 4.13, 4.14, 4.16(a), 4.17(a), 4.20(a), 4.20(f),
4.21(a), 5.02(a), 9(b), 9(c).

(d) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 4.18(b),
5.02(a), 9(b), 9(c).

(e) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 5.02, 10(b), 10(c).

(f) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), 9(b),
9(c).

(g) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a),
10(b), 10(c).

(h) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a),
4.19(f), 4.20(a), 5.02(a), 9(b), 9(c).

(i) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 5.03(a), 9(b), 9(c).

(j) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 5.02(a), 10(b), 10(c).

(k) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
      PSA Supplement Sections - 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.19(a), 4.19(b), 5.01, 5.02(a), 10(b),
10(d).

(l) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
      PSA Supplement Sections - 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17, 4.19(a), 4.19(b), 5.01,
5.02(a), 10(b), 10(d).

(m) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a)
and (g), 4.20(a), 5.02(a), 9(c), 9(d).

(n) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 5.02, 10(c), 10(d).

(o) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18,
4.19(a), 5.02(a), 9(c), 9(d).

(p) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.09, 5.02, 7(c).

                                                   Report of Independent Accountants
                                                  on Applying Agreed-Upon Procedures

MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware 19801

         and

The Bank of New York
101 Barclay Street
New York, New York  10286

                                                   MBNA Master Credit Card Trust II

We have performed the procedures  enumerated below,  which were agreed to by MBNA America Bank, N.A. ("MBNA") and The Bank of New York,
solely to assist you with respect to the amounts in the  "mathematical  calculations"  set forth in the monthly  certificates  for each series (as  specified in  Attachment  A) in the MBNA Master  Credit Card Trust II  ("Trust"),  prepared by MBNA  pursuant to subsection
3.04(b) of the Pooling and Servicing Agreement dated as of August 4,  1994, as amended  ("Agreement")  between MBNA and The Bank of New
York, during the periods  specified in Attachment A. This engagement to apply  agreed-upon  procedures was performed in accordance with standards  established  by the American  Institute of Certified  Public  Accountants.  The  sufficiency of the procedures is solely the responsibility of MBNA and The Bank of New York.  Consequently,  we make no representation  regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Our procedures were as follows:  We compared the amounts in the "mathematical  calculations" set forth in the monthly  certificates for each series in the Trust,  for the months  specified in Attachment A, prepared by MBNA pursuant to subsection  3.04(b) of the Agreement with reports prepared by MBNA's bank card processor or MBNA, which were the source of such amounts.

As a result of the  procedures  performed we noted that in all instances the amounts in the  "mathematical  calculations"  set forth in the monthly  certificates  for each series in the Trust,  for the months  specified in  Attachment  A, were in  agreement  with reports prepared by MBNA's bank card processor or MBNA.

We were not engaged to, and did not,  perform an audit,  the objective of which would be the expression of an opinion on the amounts in the  "mathematical  calculations"  set forth in the monthly  certificates  for each series in the Trust,  prepared by MBNA  pursuant to subsection  3.04(b) of the Agreement or on the reports prepared by MBNA's bank card processor or MBNA.  Accordingly,  we do not express such an  opinion.  Had we  performed  additional  procedures,  other  matters  might  have come to our  attention  that would have been reported to you.

This report is intended  solely for the use of the specified  users listed above and should not be used by those who have not agreed to the procedures and taken responsibility for the sufficiency of the procedures for their purposes.

                                                     [GRAPHIC OMITTED][GRAPHIC OMITTED]

August 15, 2001

                                                             Attachment A

                               Pooling and Servicing
 Series                      Agreement Supplement Date                      Monthly Certificates Tested
---------------------------------------------------------------------------------------------------------------------

 1994 - C               October 26, 1994, as amended                    December 2000, February and June 2001

 1994 - E               December 15, 1994, as  amended                  December 2000, February and June 2001

 1995 - A               March 22, 1995, as amended                      December 2000, February and June 2001

 1995 - C               June 29, 1995, as amended                       December 2000, February and June 2001

 1995 - E               August 2, 1995, as amended                      December 2000, February and June 2001

 1995 - G               September 27, 1995, as amended                  December 2000, February and June 2001

 1995 - J               November 21, 1995, as amended                   December 2000, February and June 2001

 1996 - A               February 28, 1996, as amended                   December 2000, February and June 2001

 1996 - B               March 26, 1996                                  December 2000, February and June 2001

 1996 - C(a)            March 27, 1996                             December 2000 and February 2001

 1996 - D(b)            May 1, 1996                                December 2000 and February 2001

 1996 - E               May 21, 1996                                    December 2000, February and June 2001

 1996 - F               June 25, 1996, as amended                       December 2000, February and June 2001

 1996 - G               July 17, 1996                                   December 2000, February and June 2001

 1996 - H               August 14, 1996                                 December 2000, February and June 2001

 1996 - I               September 25, 1996                              December 2000, February and June 2001

 1996 - J               September 19, 1996                              December 2000, February and June 2001

 1996 - K               October 24, 1996                                December 2000, February and June 2001

 1996 - M               November 26, 1996                               December 2000, February and June 2001

                                                       Attachment A (continued)

                               Pooling and Servicing
 Series                      Agreement Supplement Date                      Monthly Certificates Tested
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

 1997 - B               February 27, 1997                               December 2000, February and June 2001

 1997 - C               March 26, 1997                                  December 2000, February and June 2001

 1997 - D               May 22, 1997                                    December 2000, February and June 2001

 1997 - E               May 8, 1997                                     December 2000, February and June 2001

 1997 - F               June 18, 1997                                   December 2000, February and June 2001

 1997 - G               June 18, 1997                                   December 2000, February and June 2001

 1997 - H               August 6, 1997                                  December 2000, February and June 2001

 1997 - I               August 26, 1997                                 December 2000, February and June 2001

 1997 - J               September 10, 1997                              December 2000, February and June 2001

 1997 - K               October 22, 1997                                December 2000, February and June 2001

 1997 - L               November 13, 1997                               December 2000, February and June 2001

 1997 - M               November 6, 1997                                December 2000, February and June 2001

 1997 - O                December 23, 1997                              December 2000, February and June 2001

 1998 - A                March 18, 1998                                 December 2000, February and June 2001

 1998 - B                April 14, 1998                                 December 2000, February and June 2001

 1998 - C                June 24, 1998                                  December 2000, February and June 2001

 1998 - D                July 30, 1998                                  December 2000, February and June 2001

 1998 - E                August 11, 1998                                December 2000, February and June 2001

 1998 - F                August 26, 1998                                December 2000, February and June 2001

 1998 - G                September 10, 1998                             December 2000, February and June 2001

 1998 - H(c)             September 29, 1998                        December 2000 and February 2001

                                                       Attachment A (continued)

                               Pooling and Servicing
 Series                      Agreement Supplement Date                      Monthly Certificates Tested
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

 1998 - I                October 22, 1998                               December 2000, February and June 2001

 1998 - J                October 29, 1998                               December 2000, February and June 2001

 1998 - K                November 24, 1998                              December 2000, February and June 2001

 1998 - L(d)             December 22, 1998                         December 2000 and February 2001

 1999 - A                March 25, 1999                                 December 2000, February and June 2001

 1999 - B                March 26, 1999                                 December 2000, February and June 2001

 1999 - C                May 18, 1999                                   December 2000, February and June 2001

 1999 - D                June 3, 1999                                   December 2000, February and June 2001

 1999 - E                July 7, 1999                                   December 2000, February and June 2001

 1999 - F                August 3, 1999                                 December 2000, February and June 2001

 1999 - G                July 29, 1999                                  December 2000, February and June 2001

 1999 - H                August 18, 1999                                December 2000, February and June 2001

 1999 - I                September 8, 1999                              December 2000, February and June 2001

 1999 - J                September 23, 1999                             December 2000, February and June 2001

 1999 - K                October 27, 1999                               December 2000, February and June 2001

 1999 - L                November 5, 1999                               December 2000, February and June 2001

 1999 - M                December 1, 1999                               December 2000, February and June 2001

 2000 - A                March 8, 2000                                  December 2000, February and June 2001

2000 - B                 March 28, 2000                                 December 2000, February and June 2001

2000 - C                 April 13, 2000                                 December 2000, February and June 2001

2000 - D                 May 11, 2000                                   December 2000, February and June 2001

                                                       Attachment A (continued)

                               Pooling and Servicing
 Series                      Agreement Supplement Date                      Monthly Certificates Tested
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

2000 - E                 June 1, 2000                                   December 2000, February and June 2001

2000 - F                 June 23, 2000                                  December 2000, February and June 2001

2000 - G                 July 20, 2000                                  December 2000, February and June 2001

2000 - H                 August 23, 2000                                December 2000, February and June 2001

2000 - I                 September 8, 2000                              December 2000, February and June 2001

2000 - J                 October 12, 2000                               December 2000, February and June 2001

2000 - K                 November 21, 2000                              December 2000, February and June 2001

2000 - L(e)              December 13, 2000                         February and June 2001

2000 - Z                 March 30, 2000                                 December 2000, February and June 2001

2001 - A(f)              February 20, 2001                         June 2001

2001 - B(g)              March 8, 2001                             June 2001

2001 - C(h)              April 25, 2001                            June 2001

2001 - D(i)              May 24, 2001                              June 2001

(a)       The last reporting period for 1996-C was March 2001
(b)       The last reporting period for 1996-D was April 2001.
(c)       The last reporting period for 1998-H was February 2001.
(d)       The last reporting period for 1998-L was February 2001.
(e)       The first reporting period for 2000-L was January 2001.
(f)       The first reporting period for 2001-A was March 2001.
(g)       The first reporting period for 2001-B was April 2001.
(h)       The first reporting period for 2001-C was May 2001.
(i)       The first reporting period for 2001-D was June 2001.

                                                   Report of Independent Accountants

MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

         and

The Bank of New York
101 Barclay Street
New York, New York  10286

                                                   MBNA Master Credit Card Trust II

We have examined  management's  assertion  that MBNA America Bank,  N.A.'s  ("MBNA"),  a wholly owned  subsidiary of MBNA  Corporation, controls over the functions  performed as servicer of the MBNA Master Credit Card Trust II (the "Master  Trust"),  including all Series of the Master Trust,  as well as all  MBNAseries  Notes issued from the MBNA Master Credit Card Note Trust (the "Note Trust",  together with the Master  Trust,  the  "Trust") as specified in  Attachment  A, are  effective,  as of June 30,  2001,  in providing  reasonable assurance that (a) Trust assets are safeguarded  against loss from  unauthorized  use or disposition,  (b) transactions are executed in accordance with  management's  authorization  in conformity  with the MBNA Master Credit Card Trust II Pooling and Servicing  Agreement
dated as of August 4, 1994, as amended (the "PSA"),  the  applicable  Pooling and Servicing  Agreement  Supplement for each Series (the
"PSA  Supplements"),  the MBNA Credit Card Master Note Trust Indenture dated as of May 24 ("Indenture"),  and the MBNAseries  Indenture
Supplement dated as of May 24, 2000 ("Indenture  Supplement",  together with the PSA, PSA Supplements and Indenture,  the "Agreements")
as specified  in  Attachment  A, and (c)  transactions  are  recorded  properly to permit the  preparation  of the  required  financial reports.  This  assertion  is included in the  accompanying  report by  management  titled,  "Report of  Management  on Credit Card and
Consumer  Loan Trust  Internal  Control and  Pooling and  Servicing  Agreement/Indenture  Compliance"  (the  "Report").  Management  is
responsible  for MBNA's controls over the functions  performed as servicer of the Trust.  Our  responsibility  is to express an opinion on management's assertion based on our examination.

Our  examination was made in accordance  with standards  established by the American  Institute of Certified  Public  Accountants  and,
accordingly,  included  obtaining an  understanding  of the  controls  over the  functions  performed by MBNA as servicer of the Trust, testing and evaluating the design and operating  effectiveness of those controls,  and such other procedures as we considered necessary in the circumstances.  We believe that our examination provides a reasonable basis for our opinion.

Because of inherent  limitations  in any control,  errors or fraud may occur and not be detected.  Also,  projections of any evaluation of the  controls  over the  functions  performed  by MBNA as servicer  of the Trust to future  periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the controls may deteriorate.

In our opinion,  management's  assertion,  that it believes that MBNA's controls over the functions  performed as servicer of the Trust are  effective,  as of June 30,  2001,  in  providing  reasonable  assurance  that  Trust  assets  are  safeguarded  against  loss from unauthorized  use or disposition and that  transactions are executed in accordance with  management's  authorization in conformity with the Agreements  and are recorded  properly to permit the  preparation  of the required  financial  reports,  is fairly  stated,  in all material respects, based upon the following criteria specified in the Report:

o        The controls provide reasonable assurance that funds collected are remitted to the Trustee in accordance with the Agreements.

o        The controls  provide  reasonable  assurance that Trust assets are segregated  from those retained by MBNA in accordance  with the Agreements.

o        The controls provide  reasonable  assurance that expenses incurred by the Trust are calculated and remitted in accordance with the Agreements.

o        The controls  provide  reasonable  assurance that the additions of accounts to the Trust are authorized in accordance with the
         Agreements.

o        The controls provide  reasonable  assurance that the removals of accounts from the Trust are authorized in accordance with the
         Agreements.

o        The controls  provide  reasonable  assurance that Trust assets  amortizing out of the Trust are calculated in accordance  with the Agreements.

o        The controls provide  reasonable  assurance that monthly Trust reports generated in the form of "Exhibits" and provided to the
         Trustee are reviewed by a Vice President or above prior to distribution.

o        The controls provide  reasonable  assurance that monthly Master Trust reports generated in the form of "Exhibits"  contain all required information per section 5.02 of the PSA.

o        The controls  provide  reasonable  assurance that monthly Note Trust reports  generated in the form of "Exhibits"  pursuant to sections 907 and 908 of the Indenture contain all required information.

This  report is intended  solely for the  information  and use of the  management  of MBNA and The Bank of New York,  as Trustee of the
Master Trust and Indenture  Trustee of the Note Trust,  and is not intended and should not be used by anyone other than these specified parties and anyone who is  authorized  to receive such  information  as specified in the  Agreements  or in the  applicable  Series' or
MBNAseries  Notes'  Underwriting/Subscription/Purchase  Agreement,  as specified in Attachment  A. However,  this report is a matter of public  record as a result of being  included  as an  exhibit to the annual  reports on Form 10-K  prepared  by MBNA and filed with the
Securities  and Exchange  Commission  on behalf of both the MBNA Master Credit Card Trust II and the MBNA Credit Card Master Note Trust
and its distribution is not limited.

                                                     [GRAPHIC OMITTED][GRAPHIC OMITTED]

August 15, 2001

                             Report of Management on Credit Card and Consumer Loan Trust Internal Control
                                       and Pooling and Servicing Agreement/Indenture Compliance

Trust Internal Control
MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's credit card and consumer loan trusts, listed in
Appendix I (the "Trusts" or individually "Trust").  These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing
Agreements, Pooling and Servicing Agreement Supplements, Indenture and MBNASeries Indenture Supplement (together the "Agreements") as specified in Appendix I, between MBNA as Seller/Transferor and Servicer and the applicable Trustee (specific Agreements and Trustees are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

There are inherent limitations in any control including the possibility of human error and circumvention or overriding of the control.  Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls.  Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

o        Funds collected are remitted to the Trustee in accordance with the Agreements.

o        Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

o        Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

o        The additions of accounts to the Trusts are authorized in accordance with the Agreements.

o        The removals of accounts from the Trusts are authorized in accordance with the Agreements.

August 15, 2001

Trust Internal Control (continued)
o        Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

o        Monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

o        Monthly Trust reports generated in the form of "Exhibits" contain all information required by the Agreements.

The Company has assessed its controls over the functions performed as servicer of the Trusts in relation to these criteria. Based upon this assessment, the Company believes that, as of June 30, 2001, its controls over the functions performed as servicer of the
Trusts are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
The Company is responsible for complying with the covenants and conditions of the Agreements listed in Appendix I to this report.
The Company assessed its compliance with the relevant covenants and conditions identified in Appendix I for each of the Agreements.
Based upon this assessment, MBNA was in material compliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during  the periods specified in Appendix I.  In addition, the Company did not identify any instances of material non-compliance in performing the assessment.

August 15, 2001

                                            MBNA America Bank, N.A. by:

                                            /s/ M. Scot Kaufman
                                            M. Scot Kaufman
                                            Executive Vice Chairman

                                            /s/ Kenneth A. Vecchione
                                            Kenneth A. Vecchione
                                            Vice Chairman and Chief Financial Officer

                                            /s/ Thomas D. Wren
                                            Thomas D. Wren
                                            Senior Executive Vice President and
                                            Treasurer

                                            /s/ Victor P. Manning
                                            Victor P. Manning
                                            Senior Executive Vice President and
                                            Chief Accounting Officer

                                            /s/ Douglas O. Hart
                                            Douglas O. Hart
                                            Senior Executive Vice President

                                                                                PSA              SERVICING
                                                                       PSA              SUPPL.            COMPLIANCE
PSA COVENANTS
                           TRUST          TRUSTEE                      DATE             DATE              PERIOD           AND
                                                              CONDITIONS
MBNA Master Credit Card Trust II Series 1994-C                         Bank of New York   8/4/94*         10/26/94*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1994-E                         Bank of New York   8/4/94*         12/15/94*
7/1/00 - 6/30/01                          (b)
MBNA Master Credit Card Trust II Series 1995-A                         Bank of New York   8/4/94*         3/22/95*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1995-C                         Bank of New York   8/4/94*         6/29/95*
7/1/00 - 6/30/01                          (c)
MBNA Master Credit Card Trust II Series 1995-D                         Bank of New York   8/4/94*         6/29/95*
7/1/00 - 7/17/00                          (c)
MBNA Master Credit Card Trust II Series 1995-E                         Bank of New York   8/4/94*         8/2/95*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1995-F                         Bank of New York   8/4/94*         8/30/95*
7/1/00 - 9/15/00                          (d)
MBNA Master Credit Card Trust II Series 1995-G                         Bank of New York   8/4/94*         9/27/95*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1995-I                         Bank of New York   8/4/94*         10/26/95*
7/1/00 - 11/15/00                         (a)
MBNA Master Credit Card Trust II Series 1995-J                         Bank of New York   8/4/94*         11/21/95*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-A                         Bank of New York   8/4/94*         2/28/96*
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-B                         Bank of New York   8/4/94*         3/26/96
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-C                         Bank of New York   8/4/94*         3/27/96
7/1/00 - 4/16/01                          (a)
MBNA Master Credit Card Trust II Series 1996-D                         Bank of New York   8/4/94*         5/1/96
7/1/00 - 5/15/01                          (a)
MBNA Master Credit Card Trust II Series 1996-E                         Bank of New York   8/4/94*         5/21/96
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-F                         Bank of New York   8/4/94*         6/25/96*
7/1/00 - 6/30/01                          (e)
MBNA Master Credit Card Trust II Series 1996-G                         Bank of New York   8/4/94*         7/17/96
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-H                         Bank of New York   8/4/94*         8/14/96
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1996-I                         Bank of New York   8/4/94*         9/25/96
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1996-J                         Bank of New York   8/4/94*         9/19/96
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-K                         Bank of New York   8/4/94*         10/24/96
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1996-M                         Bank of New York   8/4/94*         11/26/96
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1997-B                         Bank of New York   8/4/94*         2/27/97
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1997-C                         Bank of New York   8/4/94*         3/26/97
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1997-D                         Bank of New York   8/4/94*         5/22/97
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1997-E                         Bank of New York   8/4/94*         5/8/97
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1997-F                         Bank of New York   8/4/94*         6/18/97
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1997-G                         Bank of New York   8/4/94*         6/18/97
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1997-H                         Bank of New York   8/4/94*         8/6/97
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1997-I                         Bank of New York   8/4/94*         8/26/97
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1997-J                         Bank of New York   8/4/94*         9/10/97
7/1/00 - 6/30/01                          (a)
MBNA Master Consumer Loan Trust Series 1997-1                          Bankers Trust Company              9/24/97*
9/24/97                                   7/1/00 - 6/30/01             (k)
MBNA Master Credit Card Trust II Series 1997-K                         Bank of New York   8/4/94*         10/22/97
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1997-L                         Bank of New York   8/4/94*         11/13/97
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1997-M                         Bank of New York   8/4/94*         11/6/97
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1997-N                         Bank of New York   8/4/94*         12/9/97
7/1/00 - 11/15/00                         (f)
MBNA Master Credit Card Trust II Series 1997-O                         Bank of New York   8/4/94*         12/23/97
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-A                         Bank of New York   8/4/94*         3/18/98
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-B                         Bank of New York   8/4/94*         4/14/98
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1998-C                         Bank of New York   8/4/94*         6/24/98
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-D                         Bank of New York   8/4/94*         7/30/98
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1998-E                         Bank of New York   8/4/94*         8/11/98
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1998-F                         Bank of New York   8/4/94*         8/26/98
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1998-G                         Bank of New York   8/4/94*         9/10/98
7/1/00 - 6/30/01                          (a)

                                                                                        PSA               SERVICING
                                                                       PSA              SUPPL.            COMPLIANCE
PSA COVENANTS
         TRUST                              TRUSTEE           DATE              DATE             PERIOD            AND CONDITIONS
MBNA Master Credit Card Trust II Series 1998-H                         Bank of New York   8/4/94*         9/29/98
7/1/00 - 3/15/01                          (e)
MBNA Master Credit Card Trust II Series 1998-I                         Bank of New York   8/4/94*         10/22/98
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-J                         Bank of New York   8/4/94*         10/29/98
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-K                         Bank of New York   8/4/94*         11/24/98
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1998-L                         Bank of New York   8/4/94*         12/22/98
7/1/00 - 3/15/01                          (e)
MBNA Master Credit Card Trust II Series 1999-A                         Bank of New York   8/4/94*         3/25/99
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1999-B                         Bank of New York   8/4/94*         3/26/99
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1999-C                         Bank of New York   8/4/94*         5/18/99
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1999-D                         Bank of New York   8/4/94*         6/3/99
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1999-E                         Bank of New York   8/4/94*         7/7/99
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1999-F                         Bank of New York   8/4/94*         8/3/99
7/1/00 - 6/30/01                          (g)
MBNA Master Credit Card Trust II Series 1999-G                         Bank of New York   8/4/94*         7/29/99
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1999-H                         Bank of New York   8/4/94*         8/18/99
7/1/00 - 6/30/01                          (f)
MBNA Master Credit Card Trust II Series 1999-I                         Bank of New York   8/4/94*         9/8/99
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1999-J                         Bank of New York   8/4/94*         9/23/99
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 1999-K                         Bank of New York   8/4/94*         10/27/99
7/1/00 - 6/30/01                          (i)
MBNA Master Credit Card Trust II Series 1999-L                         Bank of New York   8/4/94*         11/5/99
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 1999-M                         Bank of New York   8/4/94*         12/1/99
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 2000-A                         Bank of New York   8/4/94*         3/8/00
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 2000-B                         Bank of New York   8/4/94*         3/28/00
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 2000-Z                         Bank of New York   8/4/94*         3/30/00
7/1/00 - 6/30/01                          (j)
MBNA Master Credit Card Trust II Series 2000-C                         Bank of New York   8/4/94*         4/13/00
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 2000-D                         Bank of New York   8/4/94*         5/11/00
7/1/00 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 2000-E                         Bank of New York   8/4/94*         6/1/00
7/1/00 - 6/30/01                          (h)
MBNA Master Credit Card Trust II Series 2000-F                         Bank of New York   8/4/94*         6/23/00
7/1/00 - 6/30/01                          (f)
MBNA Master Consumer Loan Trust Series 2000-1                          Bankers Trust Company              9/24/97*
6/29/00                                   7/1/00 - 6/30/01             (l)
MBNA Master Credit Card Trust II Series 2000-G                         Bank of New York   8/4/94*         7/20/00
7/20/00 - 6/30/01                         (f)
MBNA Master Consumer Loan Trust Series 2000-2                          Bankers Trust Company              9/24/97*
7/26/00                                   7/26/00 - 6/30/01            (l)
MBNA Master Credit Card Trust II Series 2000-H                         Bank of New York   8/4/94*         8/23/00
8/23/00 - 6/30/01                         (f)
MBNA Master Credit Card Trust II Series 2000-I                         Bank of New York   8/4/94*         9/8/00
9/8/00 - 6/30/01                          (m)
MBNA Triple A Master Trust Series 2000-1  Bank of New York             8/4/94*            9/28/00         9/28/00 - 6/30/01
(n)
MBNA Triple A Master Trust Series 2000-2  Bank of New York             8/4/94*            9/28/00         9/28/00 - 6/30/01
(n)
MBNA Master Credit Card Trust II Series 2000-J                         Bank of New York   8/4/94*         10/12/00
10/12/00 - 6/30/01                        (o)
MBNA Master Credit Card Trust II Series 2000-K                         Bank of New York   8/4/94*         11/21/00
11/21/00 - 6/30/01                        (f)
MBNA Master Credit Card Trust II Series 2000-L                         Bank of New York   8/4/94*         12/13/00
12/13/00 - 6/30/01                        (m)
MBNA Master Credit Card Trust II Series 2001-A                         Bank of New York   8/4/94*         2/20/01
2/20/01 - 6/30/01                         (a)
MBNA Master Credit Card Trust II Series 2001-B                         Bank of New York   8/4/94*         3/8/01
3/8/01 - 6/30/01                          (a)
MBNA Master Credit Card Trust II Series 2001-C                         Bank of New York   8/4/94*         4/25/01
4/25/01 - 6/30/01                         (g)
MBNA Master Credit Card Trust II Series 2001-D                         Bank of New York   8/4/94*         5/24/01
5/24/01 - 6/30/01                         (p)

* - Indicates agreement was amended

PSA and PSA Supplement Covenants and Conditions

(a) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 5.02(a), 9(b), 9(c).

(b) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.19(a), 4.19(b),
5.02(a), 9(b), 9(c).

(b) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.13, 5.02(a), 10(b), 10(c).

(c) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.11, 4.12, 4.13, 4.14, 4.16(a), 4.17(a), 4.20(a), 4.20(f),
4.21(a), 5.02(a), 9(b), 9(c).

(d) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 4.18(b),
5.02(a), 9(b), 9(c).

(e) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 5.02, 10(b), 10(c).

(f) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), 9(b),
9(c).

(g) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a),
10(b), 10(c).

(h) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a),
4.19(f), 4.20(a), 5.02(a), 9(b), 9(c).

(i) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 5.03(a), 9(b), 9(c).

(j) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
     PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 5.02(a), 10(b), 10(c).

(k) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
      PSA Supplement Sections - 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.19(a), 4.19(b), 5.01, 5.02(a), 10(b),
10(d).

(l) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
      PSA Supplement Sections - 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17, 4.19(a), 4.19(b), 5.01,
5.02(a), 10(b), 10(d).

(m) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a)
and (g), 4.20(a), 5.02(a), 9(c), 9(d).

(n) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 5.02, 10(c), 10(d).

(o) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18,
4.19(a), 5.02(a), 9(c), 9(d).

(p) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.09, 5.02, 7(c).